EXHIBIT 21.1 - Subsidiaries of The Registrant

----------------------------------------------------------------------------------------------------------
                                                                 Jurisdiction        Names under which
                                                                 Where               subsidiary does
Name of Subsidiary                                               Organized           Business
----------------------------------------------------------------------------------------------------------
Safety Components Fabric Technologies, Inc.                      Delaware            Safety Components
                                                                                     Fabric Technologies,
                                                                                     Inc.
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International, Inc.                 Delaware            Automotive Safety
                                                                                     Components
                                                                                     International, Inc.
----------------------------------------------------------------------------------------------------------
ASCI Holdings Germany (DE), Inc.                                 Delaware
----------------------------------------------------------------------------------------------------------
ASCI Holdings Mexico (DE), Inc.                                  Delaware
----------------------------------------------------------------------------------------------------------
ASCI Holdings UK (DE), Inc.                                      Delaware
----------------------------------------------------------------------------------------------------------
ASCI Holdings Czech (DE), Inc.                                   Delaware
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International GmbH & Co. KG         Germany             Automotive Safety
                                                                                     Components
                                                                                     International GmbH
                                                                                     & Co. KG
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International Verwaltungs GmbH      Germany             Automotive Safety
                                                                                     Components
                                                                                     International
                                                                                     Verwaltungs GmbH
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International S.A. de C.V.          Mexico              Automotive Safety
                                                                                     Components
                                                                                     International, S.A.
                                                                                     de
                                                                                     C.V.
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International Limited               United Kingdom      Automotive Safety
                                                                                     Components
                                                                                     International Limited
----------------------------------------------------------------------------------------------------------
Automotive Safety Components International, s.r.o.               Czech Republic      Automotive Safety
                                                                                     Components
                                                                                     International s.r.o.
----------------------------------------------------------------------------------------------------------
Galion, Inc.                                                     Delaware            Galion, Inc.
----------------------------------------------------------------------------------------------------------